UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)     March 2, 2004

MFIC Corporation

(Exact name of registrant as specified in its charter)

Delaware	0-11625	04-2793022
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

30 Ossipee Road, P.O. Box 9101, Newton, Massachusetts 02464-9101
(Address of principal executive offices)

Registrant’s telephone number, including area code (617) 969-5452

Not applicable
(Former name or former address, if changed since last report)

Item 7.  Financial Statements and Exhibits.

(c)           Exhibits

The following exhibit is furnished as part of this report and incorporated herein by reference:

1.             Exhibit 99.1:  Press release dated March 2, 2004.

Item 9.  Regulation FD Disclosure.

On March 2, 2004, MFIC disseminated a press release dated March 2, 2004 titled “MFIC Corporation Announces Preliminary Unaudited Fiscal 2003 and Fourth Quarter Sales Results” in which it announced and discussed its preliminary and unaudited fiscal 2003 and fourth quarter sales results.  The press release is attached hereto as Exhibit 99.1.   All of the statements and information in this Form 8-K are furnished under Item 12 (Results of Operations and Financial Condition).

Item 12.  Results of Operations and Financial Condition.

On March 2, 2004, MFIC disseminated a press release dated March 2, 2004 titled “MFIC Corporation Announces Preliminary Unaudited Fiscal 2003 and Fourth Quarter Sales Results” in which it announced and discussed its preliminary and unaudited fiscal 2003 and fourth quarter sales results.  The press release is attached hereto as Exhibit 99.1.

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MFIC Corporation
(Registrant)

Date:	March 5, 2004
		By:	/s/ Irwin J. Gruverman
Irwin J. Gruverman,
Chairman of the Board,
Chief Executive Officer and Clerk